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                                                                    EXHIBIT 99.2


                          NOTICE OF GUARANTEED DELIVERY
                                       FOR
                                VERITAS DGC INC.
                     9 3/4% SENIOR NOTES DUE 2003, SERIES B


         This form must be used by a holder of 9 3/4% Senior Notes due 2003, Series B (the "Old Notes") of Veritas DGC Inc. (the "Company"), who wishes to tender Old Notes to the Exchange Agent pursuant to the guaranteed delivery procedures described in "The Exchange Offer--Guaranteed Delivery Procedures" of the Prospectus, dated November __, 1998 (the "Prospectus"), and in Instruction 1 to the related Letter of Transmittal. Any holder who wishes to tender Old Notes pursuant to such guaranteed delivery procedures must ensure that the Exchange Agent receives this notice of Guaranteed Delivery prior to the Expiration Date of the Exchange Offer. Capitalized terms not defined herein have the meanings ascribed to them in the Prospectus or the Letter of Transmittal.

         THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., BOSTON, MASSACHUSETTS, TIME, ON ________________, 1998, UNLESS EXTENDED (THE "EXPIRATION DATE").



TO:      STATE STREET BANK AND TRUST COMPANY (THE "EXCHANGE AGENT")

                        BY REGISTERED OR CERTIFIED MAIL:
                       State Street Bank and Trust Company
                           Corporate Trust Department
                                  P. O. Box 778
                        Boston, Massachusetts 02102-0078
                               Attn: Kellie Mullen

                           BY HAND/OVERNIGHT DELIVERY:
                       State Street Bank and Trust Company
                           Corporate Trust Department
                       Two International Place, 4th Floor
                           Boston, Massachusetts 02110
                               Attn: Kellie Mullen

                          BY FACSIMILE: (617) 664-5290
                       State Street Bank and Trust Company
                           Corporate Trust Department
                               Attn: Kellie Mullen
                      Confirm by telephone: (617) 664-5587

         DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN SET FORTH ABOVE OR TRANSMISSION OF THIS INSTRUMENT VIA FACSIMILE NUMBER OTHER THAN THE ONE LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

         This form is not to be used to guarantee signatures. If a signature on the Letter of Transmittal is required to be guaranteed by an "Eligible Institution" under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.

         The undersigned hereby tenders to the Company, upon the terms and subject to the conditions set forth in the Prospectus and the related Letter of Transmittal, receipt of which is hereby acknowledged, the principal amount of Old Notes set forth below pursuant to the guaranteed delivery procedures set forth in the Prospectus and in Instruction 1 of the Letter of Transmittal.


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         The undersigned hereby tenders the Old Notes listed below:

 CERTIFICATE NUMBER(S) (IF KNOWN) OF
 OLD NOTES OR ACCOUNT NUMBER AT THE              AGGREGATE PRINCIPAL AMOUNT                AGGREGATE PRINCIPAL AMOUNT
      DEPOSITORY TRUST COMPANY                           REPRESENTED                                TENDERED
-------------------------------------         ---------------------------------         --------------------------------

-------------------------------------         ---------------------------------         --------------------------------

-------------------------------------         ---------------------------------         --------------------------------

-------------------------------------         ---------------------------------         --------------------------------

                            PLEASE SIGN AND COMPLETE

         ALL AUTHORITY HEREIN CONFERRED OR AGREED TO BE CONFERRED SHALL SURVIVE THE DEATH OR INCAPACITY OF THE UNDERSIGNED AND EVERY OBLIGATION OF THE UNDERSIGNED HEREUNDER SHALL BE BINDING UPON THE HEIRS, PERSONAL REPRESENTATIVES, SUCCESSORS AND ASSIGNS OF THE UNDERSIGNED.

x
---------------------------------------------------         --------------------
x
---------------------------------------------------         --------------------
Signature(s) of Owner(s) or Authorized Signatory                   Date

Area Code and Telephone Number:
                               -------------------------------------------------

         Must be signed by the registered holder(s) of Old Notes exactly as their name(s) appear on certificates for Old Notes or on a security position listing, or by persons(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or the person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.

                      PLEASE PRINT NAME(S) AND ADDRESS(ES)

Name(s):
        ------------------------------------------------------------------------

Capacity:
         -----------------------------------------------------------------------

Address(es):
            --------------------------------------------------------------------

                                    GUARANTEE

         The undersigned, a member of a registered national securities exchange, or a member of the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office or correspondent in the United States, hereby guarantees that the certificates representing the principal amount of Old Notes tendered hereby in proper form for transfer, or timely confirmation of the book-entry transfer of such Old Notes into the Exchange Agent's account at The Depository Trust Company ("DTC") pursuant to the procedures set forth in the Prospectus under "The Exchange Offer--Guaranteed Delivery Procedures," together with a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof) with any required signature guarantee and any other documents required by the Letter of Transmittal, will be received by the Exchange Agent at the address set forth above, no later than five business days after the Expiration Date.


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-----------------------------------          -----------------------------------
        Name of Firm                                Authorized Signature

-----------------------------------          -----------------------------------
           Address                                         Title

                                             Name:
-----------------------------------               ------------------------------
                             (Please Type of Print)

                 INSTRUCTIONS FOR NOTICE OF GUARANTEED DELIVERY

         1. Delivery of this Notice of Guaranteed Delivery. A properly completed and duly executed copy of this Notice of Guaranteed Delivery and any other documents required by this Notice of Guaranteed Delivery must be received by the Exchange Agent at its address set forth herein prior to the Expiration Date. The method of delivery of this Notice of Guaranteed Delivery and any other required documents to the Exchange Agent is at the election and sole risk of the holder, and the delivery will be deemed made only when actually received by the Exchange Agent. If delivery is by mail, registered mail, properly insured, with return receipt requested is recommended. In all cases, sufficient time should be allowed to assure timely delivery. For a description of the guaranteed delivery procedures, see Instruction 1 of the Letter of Transmittal.

         2. Signatures on this Notice of Guaranteed Delivery. If this Notice of Guaranteed Delivery is signed by the registered holder(s) of the Old Notes referred to herein, the signature must correspond with the name(s) written on the face of the Notes without alteration, enlargement, or any change whatsoever. If this Notice of Guaranteed Delivery is signed by a participant of DTC whose name appears on a security position listing as the owner of Notes, the signature must correspond with the name shown on the security position listing as the owner of the Old Notes.

         If this Notice of Guaranteed Delivery is signed by a person other than the registered holder(s) of any Old Notes listed or a participant of DTC, this Notice of Guaranteed Delivery must be accompanied by appropriate bond powers, signed as the name of the registered holder(s) appears on the Old Notes or signed as the name of the participant shown on DTC's security position listing.

         If this Notice of Guaranteed Delivery is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, or other person acting in a fiduciary or representative capacity, such person should so indicate when signing and submit with the Letter of Transmittal evidence satisfactory to the Company of such person's authority to so act.

         3. Requests for Assistance or Additional Copies. Questions and requests for assistance and requests for additional copies of the Prospectus may be directed to the Exchange Agent at the address specified herein and in the Prospectus. Holders may also contact their broker, dealer, commercial bank, trust company, or other nominee for assistance concerning the Exchange Offer.



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